                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                         --------------------
                                                               FORM 8-K

                                                            CURRENT REPORT
                                                              Pursuant to

                                                        Section 13 or 15(d) of

                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                  Date of Report (Date of Earliest Event Reported): February 24, 2003
                                                                                    -----------------
                                                         --------------------
                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                                       700 East Butterfield Rd.
                                                               Suite 250
                                                           Lombard, IL 60148

                                     (Address, of principal executive offices, including zip code)

                                                            (630) 678-8000

                                          (Registrant's Telephone number including area code)

Item 5.       Other Events.
              ------------

                  On February 24, 2003, U.S. Can Corporation  (the "Company")  announced that John L. Workman has been elected to serve as Chief  Executive  Officer of the Company.  Mr.  Workman had been serving as Chief  Operating  Officer since the  resignation of Paul
W. Jones as Chief Executive Officer and Chairman of the Board on October 23, 2002.

                  Sandra K. Vollman,  the Company's Senior Vice President of Finance has been elected as Chief Financial  Officer.  Ms.
Vollman had been serving as the Primary Financial Officer of the Company since October 2002.

                  Also on February 24, 2003,  the Company released its fourth quarter results.

                  A copy of the Company's  press release  issued on February 24, 2003 is attached to this Current Report on Form 8-K as
Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
         --------

         99.1.    Press Release of the Company dated February 24, 2003.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By_/s/ Sandra K. Vollman
                                                       ----------------------
                                                     Name:  Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: February 25, 2003.

                                                         -4-
                                                             EXHIBIT INDEX
                                                             -------------

         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated February 24, 2003.